                                                            As filed pursuant to
                                                            Rule 424(B)(3) under
                                                      the Securities Act of 1933
                                                      Registration No. 333-70252


                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

                          FS VARIABLE SEPARATE ACCOUNT

                                SUPPLEMENT TO THE
                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                              (F-3023-PRM (R 4/04))
                                DATED MAY 3, 2004

--------------------------------------------------------------------------------

THE FOLLOWING REPLACES THE SECTION "OPTIONAL CAPITAL PROTECTOR FEE" LOCATED ON PAGES 5, 16 AND 19 OF THE PROSPECTUS:

OPTIONAL CAPITAL PROTECTOR FEE

(CALCULATED AS A PERCENTAGE OF YOUR CONTRACT VALUE MINUS PURCHASE PAYMENTS RECEIVED AFTER THE 90TH DAY SINCE YOU PURCHASED YOUR CONTRACT)

                  CONTRACT YEAR              ANNUALIZED FEE*
                  -------------              ---------------
                  0-10 .........................  0.50%
                  8-10 .........................  0.25%
                  11+ ..........................  NONE

* THE CAPITAL PROTECTOR FEATURE IS AN OPTIONAL GUARANTEED MINIMUM ACCUMULATION BENEFIT. THE FEE IS DEDUCTED FROM YOUR CONTRACT VALUE AT THE END OF THE FIRST CONTRACT QUARTER AND QUARTERLY THEREAFTER.

Date: December 9, 2004

                Please keep this Supplement with your Prospectus.


                                   Page 1 of 1